Other Non-Current Assets (Tables)	12 Months Ended
Dec. 31, 2021
Other Non-Current Assets
Schedule of other non-current assets

	December 31,
	2021	2020

	(in US$’000)
Leasehold land (note)	13,169	13,121
Goodwill	3,380	3,307
Warrant (Note 20)	2,452	—
Leasehold land deposit (note)	1,436	1,396
Long term prepayment	951	950
Other intangible asset	163	227
Deferred issuance cost	—	1,171
	21,551	20,172

Note: In December 2020, HUTCHMED Limited acquired a land use right in Shanghai for consideration of US$12.0 million. In addition, a leasehold land deposit amounting to US$2.3 million was required to be paid to the government which is refundable upon reaching specific milestones for the construction of a manufacturing plant on the land. US$0.9 million was returned in January 2021 (Note 7) and US$1.4 million was included in other non-current assets based on the expected timing of the specific milestones.